Exhibit 10.2

JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to that certain Intercreditor Agreement, dated as of June 15, 2009 (as supplemented on the date hereof through the execution and delivery of this Agreement and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as First Priority Representative, The Bank of New York Mellon Trust Company, N.A., as Second Priority Representative, Momentive Performance Materials Inc. (the “Company”), Momentive Performance Materials USA Inc. and each Subsidiary of the Company party thereto (attached hereto as Exhibit A). Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Joinder and Supplement to the Intercreditor Agreement (this “Agreement”), dated as of May 25, 2012 (the “Effective Date”), by and among (i) The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “New Trustee”) pursuant to that certain Indenture (the “New Indenture”) dated as of the date hereof among the Company, the New Trustee and each Subsidiary of the Company party thereto, pursuant to which the Company issued 10% senior secured notes due 2020 (the “New Notes”), (ii) JPMorgan Chase Bank, N.A., as First Priority Representative under the Intercreditor Agreement, (iii) The Bank of New York Mellon Trust Company, N.A., as Second Priority Representative under the Intercreditor Agreement, (iv) the Company and (v) each Subsidiary of Company listed on Schedule I hereto, has been entered into (A) to designate the New Indenture as an Additional First Priority Agreement and the Obligations in respect of the New Notes as First Priority Obligations, (B) to record the accession of the New Trustee as the First Priority Representative under the Intercreditor Agreement immediately upon the Discharge of Senior Lender Claims (as defined in the 1-1/2 Lien Intercreditor Agreement (as defined below)), (C) with respect to the Liens securing Obligations under the New Notes, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other First Priority Obligations and (D) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The New Trustee agrees to become (i) with immediate effect, a party to and bound by the terms of the Intercreditor Agreement on behalf of itself and the holders of the New Notes and (ii) immediately upon the Discharge of Senior Lender Claims (as defined in the 1-1/2 Lien Intercreditor Agreement (as defined below)), the First Priority Representative, as if it had originally been party to the Intercreditor Agreement as the First Priority Representative.

B. The New Indenture has been designated by the Company as being included in the definition of “Credit Agreement” set forth in the Existing Second Priority Agreement, which designation shall be irrevocable until such time as all Liens securing the New Notes have been released pursuant to Section 11.04 of the New Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the Intercreditor Agreement). The New Indenture, the New Notes, the Security Documents (as defined in the New Indenture), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute “Credit Agreement Documents” as defined in the Existing Second Priority Agreement.

C. The Liens securing the Obligations under the New Notes, the New Indenture and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents have been designated by the Company as having been incurred pursuant to clause (6)(B) of the definition of “Permitted Liens” set forth in the Existing Second Priority Agreement, which designation shall be irrevocable until such time as all Liens securing the New Notes have been released pursuant to Section 11.04 of the New Indenture (and any purported revocation of such designation prior to such time shall be ineffective for all purposes of the Intercreditor Agreement). The Obligations under the New Indenture and any other document or agreement entered into pursuant thereto constitute First Priority Obligations for purposes of the Intercreditor Agreement.

D. The Liens on the Common Collateral securing such First Priority Obligations shall have priority over and be senior in all respects to all Liens on the Common Collateral securing any Second Priority Obligations on the terms set forth in the Intercreditor Agreement and, subject to the terms of any other applicable intercreditor agreement (including that certain Intercreditor Agreement, dated as of the Effective Date (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “1-1/2 Lien Intercreditor Agreement”)) then in effect, shall be equal and ratable with all Liens on the Common Collateral securing any other First Priority Obligations.

E. So long as the First Priority Obligations Payment Date has not occurred and subject to the terms of any other applicable intercreditor agreement (including the 1-1/2 Lien Intercreditor Agreement) then in effect, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied ratably to the First Priority Obligations and, with respect to each class of First Priority Obligations, in such order as is specified in the relevant First Priority Documents until the First Priority Obligations Payment Date has occurred.

F. The New Trustee confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

The Bank of New York Mellon Trust Company, N.A.

525 William Penn Place, 38th Floor

Pittsburgh, PA 15259

Telephone: 412-236-1201

Facsimile: 412-234-7535

Attention: Momentive Performance Materials Account Manager

G. Each party to this Agreement (other than the New Trustee) confirms the acceptance of (a) immediately upon the Discharge of Senior Lender Claims (as defined in the 1-1/2 Lien Intercreditor Agreement), the New Trustee as the First Priority

Representative and (b) New Indenture as an Additional First Priority Agreement, in each case for purposes of the Intercreditor Agreement.

H. Except as expressly provided herein, in the Intercreditor Agreement or in any First Priority Documents, the New Trustee is acting in its capacity as collateral agent and trustee with respect to the First Priority Obligations owed to the New Trustee and the holders of the New Notes issued pursuant to the New Indenture. For the avoidance of doubt, the provisions of Article VII of the New Indenture applicable to the New Trustee thereunder shall also apply to the New Trustee acting under or in connection with the Intercreditor Agreement.

I. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

J. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

JPMORGAN CHASE BANK, N.A., as First Priority Representative for and on behalf of the First Priority Secured Parties under the Existing First Priority Agreement

By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent and Trustee for and on behalf of the First Priority Secured Parties under the New Indenture

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

[Signature Page to Joinder to Intercreditor Agreement]

MOMENTIVE PERFORMANCE MATERIALS, INC.

By:	/s/ William H. Carter
Name: William H. Carter
Title: Executive Vice President and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By:	/s/ George F. Knight
Name: George F. Knight
Title: Senior Vice President and Treasurer

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ George F. Knight
Name: George F. Knight
Title: Senior Vice President and Treasurer

JUNIPER BOND HOLDINGS I LLC

By:	/s/ George F. Knight
Name: George F. Knight
Title: Treasurer

JUNIPER BOND HOLDINGS II LLC

By:	/s/ George F. Knight
Name: George F. Knight
Title: Treasurer

JUNIPER BOND HOLDINGS III LLC

By:	/s/ George F. Knight
Name: George F. Knight
Title: Treasurer

[Signature Page to Joinder to Intercreditor Agreement]

JUNIPER BOND HOLDINGS IV LLC

By:	/s/ George F. Knight
Name: George F. Knight
Title: Treasurer

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By:	/s/ George F. Knight
Name: George F. Knight
Title: Senior Vice President and Treasurer

MPM SILICONES, LLC

By:	/s/ George F. Knight
Name: George F. Knight
Title: Treasurer

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By:	/s/ George F. Knight
Name: George F. Knight
Title: Senior Vice President and Treasurer

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By:	/s/ George F. Knight
Name: George F. Knight
Title: Senior Vice President and Treasurer

[Signature Page to Joinder to Intercreditor Agreement]

Schedule I

Subsidiaries

Momentive Performance Materials Worldwide Inc.

Momentive Performance Materials USA Inc.

Juniper Bond Holdings I LLC

Juniper Bond Holdings II LLC

Juniper Bond Holdings III LLC

Juniper Bond Holdings IV LLC

Momentive Performance Materials Quartz, Inc.

MPM Silicones, LLC

Momentive Performance Materials South America Inc.

Momentive Performance Materials China SPV Inc.

Exhibit A

Intercreditor Agreement

See attached.